                                                                 January 8, 2002

DEAR SHAREHOLDER,

The Fund's total return for the year ending December 31, 2001 was 14%, based upon stock price and dividend income.

A year ago, we believed that there was a possibility that we were at or near the bottom of the economic and stock market cycles affecting high yield bonds. Unfortunately, a year later, we know that was not the case. In 2001 both the economy and the stock market declined significantly, contrary to the expectations of most economists and stock market strategists. The Russell 3000 Index declined by approximately 12%, reflecting the economic difficulties of the companies in whose debt the Fund invests. It is important to remember that the economy has been declining for more than a year and has been in a recession officially since March 2001. While we have little faith in the abilities of economists to be able to predict the beginning, or the end of economic cycles, the investment challenge for the Fund is to invest in the debt of sound companies that can withstand fluctuating economic conditions. The Board of Directors does review Wellington Management's investment performance regularly to determine that their investment strategy will result in a broadly diversified portfolio of well-researched companies.

There are two major consequences of the decline in the high yield bond market and the value of the Fund's portfolio. Income earned on the portfolio has fallen. Wellington Management has upgraded the average credit quality of the portfolio over the past two years, and those higher quality assets generally offer lower yields. A second reason for the reduction in income earned on the portfolio is realized losses on portfolio assets. The Board was forced to reduce the dividend from the $0.36 per share paid in 2001 to an annual target of $0.30 per share. While the Board has targeted a monthly dividend of $.025 per share in 2002, as we move through the year market conditions and actual portfolio results will determine what is paid. The second major consequence of the decline in the market was that the Fund repurchased $10 million of its Auction Term Preferred Stock ("ATP"). While a reduction in leverage does reduce the income earned on the portfolio, the reduction was necessary in order to maintain the AAA rating on the ATP.

In 2001, the Fund broke out of the rut of poor returns common to all high yield bond funds over the past few years and leverage played its part. As of December 31, 2001, the Fund was approximately 46% leveraged. Leverage is a double-edged sword. In good markets, leverage increases the total return, however, in a poor market, the leverage further depresses the total return. For the year, the Fund placed third out of the 25 funds tracked within the Lipper Closed-End Fund High Yield-Leveraged category.

                                                                   TOTAL RETURNS FOR PERIODS ENDED DECEMBER  31, 2001
                                                                   --------------------------------------------------
                                                                12 MONTHS                        3 YEARS
                                                                ---------            -----------------------------------
                                                                                     CUMULATIVE              AVG. ANNUAL
                                                                                     ----------              -----------
New America High Income Fund
   (NAV and Dividends)                                             4.0%                 (8.6)%                  (2.9)%
Lipper Closed-End Fund Leveraged
   High Yield Average                                             (1.4)                (13.1)                   (4.8)
New America High Income Fund
   (Stock Price and Dividends)*                                   14.0                  (8.9)                   (3.1)

* Because the Fund's shares may trade at either a discount or a premium to the Fund's net asset value per share, returns based upon the share price and dividends will tend to differ from those derived from the underlying change in net asset value.

Sources: Lipper Analytical Services, Inc. and The New America High Income Fund, Inc.

HIGH YIELD MARKET UPDATE

The high yield market endured its fourth year of sub-optimal conditions. While we noted the modest improvement in the high yield sector in our semi-annual report to shareholders, the market was clearly set back by the horrendous terrorist attacks of September. As we have noted in prior letters, the key problems facing the high yield sector remain the lack of liquidity in the markets, reduced access to capital for leveraged companies, and the weakness of the economy. The September attacks exacerbated these conditions. Nevertheless, at the time of this writing, we have witnessed modest recoveries in the high yield market since September. We are cautiously optimistic that recent economic news suggesting a stabilization in manufacturing levels and improved consumer confidence suggest that perhaps we have seen the trough for the US economy and the high yield market. Finally, we believe that the Federal Reserve Board's relentless drive to lower short term rates and pump liquidity into the financial system will ultimately encourage the commercial banking sector to increase their lending activities, thereby improving access for leveraged companies. We can not enjoy a full-fledged recovery in the high yield market until the commercial banks, typically the first layer of capital for leveraged companies, ameliorate their lending terms.

Since January 1, 2001, according to the Lehman High Yield Index, a broad measure of the market, the market's yield declined from 14.5% to 12.5%. The yield on the 10-year Treasury declined slightly during this time period from 5.1% to 5.0%. Needless to say, there was a tremendous amount of volatility during the year.

Our investment strategy over the past year has been to reduce exposure to those companies that seemed most at risk to weak economic conditions. As a result, the average quality of the portfolio has remained stable, if not modestly improving, despite the fact that on average, many more high yield corporate credits have been downgraded than upgraded. (Downgrades were outpacing upgrades by a four to one margin through the first nine months of the year, according to data from Moody's Investor Services.) If the economy should show signs of improvement in the coming months, it may behoove us to search for companies that are poised to benefit from a recovery. We continue to maintain a highly diversified portfolio, with exposure to 114 corporate issuers. The average rating of the Fund's holdings, excluding the impact of cash and equivalents, was Ba3 by Moody's and BB- by Standard and Poor's as of December 31, 2001. The ten largest issuers in the portfolio comprised 21% of the Fund's investment portfolio. The average yield of the Fund's holdings (including cash and equivalents) was 10.3% at year-end.

Catherine Smith has been the portfolio manager assigned to your Fund by Wellington Management Company for the last ten tumultuous years. For the ten years ended December 31, 2001, the Fund was ranked number one in total return for all funds within the Lipper Closed-End Fund High Yield-Leveraged category. The Board of Directors has enormous respect for Catherine Smith's ability and we regret, but understand, her decision to retire from Wellington Management to spend more time with her family. We will miss her. To quote Catherine, "It has been an honor and privilege to serve the Board of Directors and the shareholders of the Fund." With the Board's consent, Wellington Management is assigning Earl McEvoy and Christopher Jones to manage the Fund. Earl McEvoy is a Partner of Wellington Management and a senior portfolio manager in the Fixed Income Bond Group at the firm. Christopher Jones has acted as Associate Portfolio Manager on the Fund for some time and he will continue in that role. We look forward to working with them.

As always, we appreciate your interest in the Fund.

Sincerely yours,


/s/ Robert F. Birch                           /s/ Catherine A. Smith

Robert F. Birch                               Catherine A. Smith
President                                     Senior Vice President
The New America High Income Fund, Inc.        Wellington Management Co., LLP

                     The New America High Income Fund, Inc.


SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001 (Dollar Amounts in Thousands)

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 92.84% (d)

AEROSPACE AND DEFENSE -- 1.72%
$     2,500   L-3 Communications Corporation,
                 Senior Subordinated Notes,
                 8.50%, 05/15/08                                        Ba3           $   2,600
      3,000   Moog, Inc., Senior Subordinated
                 Notes, 10%, 5/01/06                                    Ba3               3,075
                                                                                      ---------
                                                                                          5,675
                                                                                      ---------
AUTOMOBILE -- 1.01%
      2,000   Accuride Corporation, Senior
                 Subordinated Notes,
                 9.25%, 02/01/08                                        Caa1              1,040
      2,500   Dana Corporation, Notes,
                 9%, 8/15/11 (g)                                        Ba1               2,300
                                                                                      ---------
                                                                                          3,340
                                                                                      ---------
BANKING -- 3.02%
      5,000   People's Bank, Bridgeport, CT,
                 Subordinated Notes,
                 9.875% 11/15/10                                        Baa3              5,362
      5,000   Western Financial Bank,
                 Subordinated Capital Debentures,
                 8.875%, 08/01/07                                       B1                4,625
                                                                                      ---------
                                                                                          9,987
                                                                                      ---------
BROADCASTING AND ENTERTAINMENT -- 11.00%
      2,500   The Ackerley Group, Inc., Senior
                 Subordinated Notes,
                 9%, 1/15/09                                            B3                2,650
      2,000   Adelphia Communications
                 Corporation, Senior Notes,
                 8.375%, 02/01/08                                       B2                1,870
      2,500   Adelphia Communications
                 Corporation, Senior Notes,
                 10.25%, 06/15/11                                       B2                2,487
      3,000   CSC Holdings, Inc., Senior
                 Debentures, 8.125%, 08/15/09                           Ba1               3,096
      1,000   Charter Communications
                 Holdings, LLC, Senior Notes,
                 8.25%, 4/01/07                                         B2                  960
      4,000   Charter Communications
                 Holdings, LLC, Senior Notes,
                 10%, 4/01/09                                           B2                4,100
        575   Charter Communications
                 Holdings, LLC, Senior Notes,
                 11.125%, 1/15/11                                       B2                  608
$     4,000   EchoStar DBS Corporation, Senior
                 Notes, 9.125%, 1/15/09 (g)                             B1            $   4,010
      1,000   EchoStar DBS Corporation, Senior
                 Notes, 9.25%, 2/1/06                                   B1                1,020
      1,500   Fox/Liberty Networks, LLC, Senior
                 Notes, 8.875%, 08/15/07                                Ba1               1,582
      1,500   Globo Comunicacoes
                 e Participacoes S.A., Notes,
                 10.625%, 12/05/08 (g)                                  B1                1,020
      3,450   Insight Midwest, L.P., Senior Notes,
                 9.75%, 10/01/09                                        B1                3,631
      1,500   Insight Midwest, L.P., Senior Notes,
                 10.50%, 11/01/10                                       B1                1,616
      2,500   Mediacom Broadband LLC, Senior
                 Notes, 11%, 07/15/13                                   B2                2,725
      2,280   Rogers Communications, Inc.,
                 Senior Notes, 8.875%, 7/15/07                          Ba1               2,303
      1,500   United-Pan Europe
                 Communications N.V., Senior
                 Notes, 11.25%, 02/01/10                                Ca                  263
      2,500   Young Broadcasting Inc., Senior
                 Subordinated Notes, 10%,
                 03/01/11                                               B3                2,400
                                                                                      ---------
                                                                                         36,341
                                                                                      ---------
BUILDING AND REAL ESTATE -- 6.78%
        760   Beazer Homes USA, Inc., Senior
                 Notes, 8.625%, 05/15/11                                Ba2                 783
      4,000   Beazer Homes USA, Inc., Senior
                 Notes, 8.875%, 04/01/08                                Ba2               4,140
      2,000   Del Webb Corporation, Senior
                 Subordinated Debentures,
                 10.25%, 02/15/10                                       Ba1               2,170
      1,500   D.R. Horton, Inc., Senior Notes,
                 8%, 02/01/09                                           Ba1               1,470
      2,000   Kaufman and Broad Home
                 Corporation, Senior Subordinated
                 Notes, 9.625%, 11/15/06                                Ba3               2,030
      1,000   Nortek, Inc., Senior Notes,
                 9.125%, 9/01/07                                        B1                1,020
      1,500   Nortek, Inc., Senior Notes,
                 9.25%, 3/15/07                                         B1                1,519
      4,000   The Ryland Group, Inc., Senior
                 Subordinated Notes, 8.25%,
                 04/01/08                                               Ba3               3,900

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
$       500   The Ryland Group, Inc., Senior
                 Subordinated Notes, 9.125%,
                 06/15/11                                               Ba3           $     515
      2,000   Standard Pacific Corp., Senior
                 Notes, 8%, 02/15/08                                    Ba2               1,890
      3,000   Standard Pacific Corp., Senior
                 Notes, 8.50%, 06/15/07                                 Ba2               2,955
                                                                                      ---------
                                                                                         22,392
                                                                                      ---------
CARGO TRANSPORTATION -- 1.04%
      2,500   The Kansas City Southern Railway
                 Company, Senior Notes, 9.50%,
                 10/01/08                                               Ba2               2,725
        690   Navistar International Corporation,
                 Senior Notes, 9.375%, 6/01/06                          Ba1                 724
                                                                                      ---------
                                                                                          3,449
                                                                                      ---------
CHEMICALS, PLASTICS AND RUBBER -- 3.73%
      4,500   Arco Chemical Company,
                 Debentures, 9.80%, 02/01/20                            Ba3               4,185
      3,000   Georgia Gulf Corporation, Senior
                 Subordinated Notes, 10.375%,
                 11/1/07                                                B2                3,157
      2,620   Lyondell Chemical Company, Senior
                 Subordinated Notes, 10.875%,
                 05/01/09                                               B2                2,437
        125   Resolution Performance Products
                 LLC, Senior Subordinated Notes,
                 13.50%, 11/15/10 (g)                                   B3                  136
      2,205   Resolution Performance, Products
                 LLC, Senior Subordinated Notes,
                 13.50%, 11/15/10                                       B3                2,403
                                                                                      ---------
                                                                                         12,318
                                                                                      ---------
CONTAINERS, PACKAGING AND GLASS -- 8.16%
      3,000   Abitibi-Consolidated Inc., Notes,
                 7.875%, 08/01/09                                       Baa3              2,973
      2,000   Abitibi-Consolidated Inc., Notes,
                 8.55%, 08/01/10                                        Baa3              2,082
      4,000   Container Corporation of America,
                 Senior Notes, 9.75%, 04/01/03                          B2                4,020
      1,000   Container Corporation of America,
                 Senior Notes, Series B, 10.75%,
                 05/01/02                                               B2                1,005
$     2,500   Corning Consumer Products
                 Company, Senior Subordinated
                 Notes, 9.625%, 05/01/08                                Ca            $     400
      1,000   Domtar Inc., Debentures, 9.50%,
                 08/01/16                                               Baa3              1,129
      2,500   Domtar Inc., Notes, 7.875%,
                 10/15/11                                               Baa3              2,579
      2,815   Owens-lllinois, Inc., Senior Notes,
                 7.85%, 05/15/04                                        B3                2,702
      2,500   Owens-lllinois, Inc., Senior Notes,
                 8.10%, 05/15/07                                        B3                2,275
      3,500   Paperboard Industries
                 International Inc., Senior Notes,
                 8.375%, 09/15/07                                       B2                3,395
      3,000   Silgan Corporation, Senior
                 Subordinated Debentures, 9%,
                 06/01/09                                               B1                3,060
      1,265   Stone Container Corporation, Senior
                 Notes, 12%, 08/01/09                                   B2                1,341
                                                                                      ---------
                                                                                         26,961
                                                                                      ---------
DIVERSIFIED/CONGLOMERATE
MANUFACTURING -- 0.76%
      1,500   Marconi, PLC, Bonds,
                 7.75%, 9/15/10                                         Ba3                 780
      1,000   Numatics, Incorporated, Senior
                 Subordinated Notes, 9.625%,
                 04/01/08                                               Caa2                350
      1,500   Xerox Capital Europe, PLC,
                 Guaranteed Notes, 5.875%,
                 5/15/04                                                Ba1               1,380
                                                                                      ---------
                                                                                          2,510
                                                                                      ---------
DIVERSIFIED/CONGLOMERATE SERVICE -- 1.29%
      2,000   United Rentals (North America), Inc.,
                 Senior Subordinated Notes, 9%,
                 04/01/09                                               B2                1,910
      1,300   Waste Management, Inc.,
                 Debentures, 7.65%, 03/15/11                            Ba1               1,358
      1,000   Waste Management, Inc., Senior
                 Notes, 6.875%, 05/15/09                                Ba1                 997
                                                                                      ---------
                                                                                          4,265
                                                                                      ---------
DIVERSIFIED NATURAL RESOURCES, METALS AND
MINERALS -- 3.76%
      2,000   Caraustar Industries, Inc., Senior
                 Subordinated Notes, 9.875%,
                 04/01/11                                               Ba1               2,040

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
$     3,000   Millar Western Forest Products Ltd.,
                 Senior Notes, 9.875%, 05/15/08                         B2              $ 2,925
      3,000   P&L Coal Holdings Corporation,
                 Senior Notes, 8.875%, 05/15/08                         Ba3               3,180
      3,950   Pacifica Papers Inc., Senior Notes,
                 10%, 03/15/09                                          Ba2               4,266
                                                                                      ---------
                                                                                         12,411
                                                                                      ---------
ECOLOGICAL -- 2.11%
      5,000   Allied Waste North America, Inc.,
                 Senior Notes, 7.625%, 01/01/06                         Ba3               4,925
      1,000   Allied Waste North America, Inc.,
                 Senior Notes, 8.50%,
                 12/01/08 (g)                                           Ba3               1,010
      1,000   Allied Waste North America, Inc.,
                 Senior Subordinated Notes,
                 10%, 08/01/09                                          B2                1,030
                                                                                      ---------
                                                                                          6,965
                                                                                      ---------
ELECTRONICS -- 4.67%
      4,000   Amkor Technology, Senior Notes,
                 9.25%, 05/01/06                                        B1                3,820
      1,200   Amphenol Corporation, Senior
                 Subordinated Notes, 9.875%,
                 05/15/07                                               B1                1,278
      2,515   Fairchild Semiconductor Corporation,
                 Senior Subordinated Notes,
                 10.375%, 10/01/07                                      B2                2,616
      1,450   SCG Holding Corporation, Senior
                 Subordinated Notes, 12%,
                 8/01/09                                                B3                  507
      3,600   Seagate Technology International,
                 Senior Subordinated Notes,
                 12.50%, 11/15/07 (g)                                   Ba3               4,032
      1,750   Viasystems, Inc., Senior
                 Subordinated Notes, 9.75%,
                 06/01/07                                               Caa3                525
      1,000   Viasystems, Inc., Senior
                 Subordinated Notes, Series B,
                 9.75%, 06/01/07                                        Caa3                300
      2,500   WESCO Distribution, Inc., Senior
                 Subordinated Notes, 9.125%,
                 06/01/08                                               B3                2,337
                                                                                      ---------
                                                                                         15,415
                                                                                      ---------
FINANCE -- 1.51%
$       630   Fairfax Financial Holdings, Ltd.
                 Notes, 7.375%, 3/15/06                                 Ba2               $ 466
      2,500   Golden State Holdings Inc.,
                 Senior Notes, 7.125%, 8/01/05                          Ba1               2,498
      2,000   Navistar Financial Corporation,
                 Senior Subordinated Notes,
                 9%, 06/01/02                                           Ba2               2,020
                                                                                      ---------
                                                                                          4,984
                                                                                      ---------
HEALTHCARE, EDUCATION AND
CHILDCARE -- 8.93%
        350   Alaris Medical Systems, Inc., Senior
                 Secured Notes, 11.625%,
                 12/01/06 (g)                                           B2                  378
      1,060   Alaris Medical Systems, Inc.,
                 Senior Subordinated Notes,
                 9.75%, 12/01/06                                        Caa1              1,007
      1,000   Bausch & Lomb Incorporated,
                 Notes, 6.75%, 12/15/04                                 Baa3                975
      3,000   Beverly Enterprises, Inc., Senior
                 Notes, 9%, 02/15/06                                    B1                3,075
      1,500   Bio-Rad Laboratories, Inc., Senior
                 Subordinated Notes, 11.625%,
                 02/15/07                                               B2                1,654
      4,000   Columbia/HCA Healthcare
                 Corporation, Notes,
                 7.25%, 05/20/08                                        Ba1               4,066
      2,000   ConMed Corporation, Senior
                 Subordinated Notes, 9%,
                 03/15/08                                               B3                2,020
      1,875   DJ Orthopedics, LLC, Senior
                 Subordinated Notes, 12.625%,
                 06/15/09                                               B3                2,091
      1,595   HCA-The Healthcare Company,
                 Notes, 8.75%, 09/01/10                                 Ba1               1,743
      2,000   Manor Care Inc., Senior Notes,
                 8%, 03/01/08                                           Ba1               2,111
      2,595   Mediq/PRN Life Support
                 Services, Inc., Senior
                 Subordinated Notes, 11%,
                 06/01/08 (a)(b)(c)                                     (e)                  --
      2,000   Quest Diagnostics, Inc., Senior
                 Notes, 7.50%, 07/12/11                                 Ba1               2,079
      1,500   Radiologix, Inc., Senior Notes,
                 10.50%, 12/15/08 (g)                                   B2                1,500

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
$     3,000   Tenet Healthcare Corporation,
                 Senior Subordinated Notes,
                 8.125%, 12/01/08                                       Ba1           $   3,217
        275   Triad Hospitals Holdings, Inc.,
                 Senior Notes, 8.75%, 05/01/09                          B1                  289
      2,135   Triad Hospitals Holdings, Inc., Senior
                 Subordinated Notes, 11%,
                 05/15/09                                               B2                2,338
      1,000   Universal Hospital Services, Inc.,
                 Senior Notes, 10.25%, 03/01/08                         B3                  970
                                                                                      ---------
                                                                                         29,513
                                                                                      ---------
HOTELS, MOTELS, INNS AND GAMING -- 1.39%
      2,000   John Q. Hammons Hotels, L.P.,
                 First Mortgage Notes,
                 8.875%, 02/15/04                                       B2                1,940
      1,575   Harrah's Operating Company, Inc.,
                 Guaranteed Senior Notes, 8%,
                 02/01/11                                               Baa3              1,628
      1,000   Harrah's Operating Company, Inc.,
                 Guaranteed Senior Subordinated
                 Notes, 7.875%, 12/15/05                                Ba1               1,032
                                                                                      ---------
                                                                                          4,600
                                                                                      ---------
INSURANCE -- 0.23%
      1,740   Conseco, Inc., Senior Notes,
                 10.75%, 06/15/08                                       B1                  766
                                                                                      ---------
MACHINERY -- 0.18%
      1,500   Anthony Crane Rental, L.P., Senior
                 Notes, 10.375%, 08/01/08                               Caa1                405
      2,000   The IT Group, Inc., Senior
                 Subordinated Notes, 11.25%,
                 04/01/09                                               Caa3                200
                                                                                      ---------
                                                                                            605
                                                                                      ---------
MINING, STEEL, IRON AND NON-PRECIOUS
METALS -- 3.81%
      3,000   AK Steel Corporation, Senior Notes,
                 9.125%, 12/15/06                                       B1                3,079
      3,500   Allegheny Technologies Incorporated,
                 Notes, 8.375%, 12/15/11 (g)                            Baa1              3,468
      4,000   Bayou Steel Corporation, First
                 Mortgage Notes, 9.50%, 05/15/08                        B3                2,120
$     1,000   Century Aluminum Company, Senior
                 Secured First Mortgage Notes,
                 11.75%, 04/15/08                                       Ba3           $   1,035
      1,665   National Steel Corporation, First
                 Mortgage Bonds, 9.875%,
                 03/01/09                                               Caa1                566
      2,185   United States Steel Corporation,
                 Senior Notes, 10.75%, 8/01/08 (g)                      Ba3               2,109
      2,000   Weirton Steel Corporation, Senior
                 Notes, 11.375%, 07/01/04 (b)                           Ca                  200
                                                                                      ---------
                                                                                         12,577
                                                                                      ---------
OIL AND GAS -- 5.11%
      1,105   Canadian Forest Oil Ltd., Senior
                 Subordinated Notes, 8.75%,
                 09/15/07                                               B1                1,144
      3,000   Clark Refining & Marketing, Inc.,
                 Senior Notes, 8.375%, 11/15/07                         Ba3               2,580
      2,910   Forest Oil Corporation, Senior
                 Notes, 8%, 06/15/08                                    Ba3               2,917
      2,344   Forest Oil Corporation, Senior
                 Notes, 8%, 12/15/11 (g)                                Ba3               2,326
      4,000   Frontier Oil Corporation, Senior
                 Notes, 9.125%, 02/15/06                                B2                4,100
      2,000   Pioneer Natural Resources
                 Company, Senior Notes
                 9.625%, 04/01/10                                       Ba1               2,210
      1,005   Plains Resources Inc., Senior
                 Subordinated Notes, 10.25%,
                 03/15/06                                               B2                1,025
        580   Tesoro Petroleum Corporation,
                 Senior Subordinated Notes,
                 9.625%, 11/01/08 (g)                                   B1                  602
                                                                                      ---------
                                                                                         16,904
                                                                                      ---------
PERSONAL TRANSPORTATION -- 2.32%
      2,500   Air Canada, Senior Notes,
                 10.25%, 03/15/11                                       B3                1,550
      2,000   Atlas Air, Inc., Senior Notes,
                 10.75%, 08/01/05                                       B1                1,740
      3,175   Delta Air Lines, Inc., Notes,
                 7.90%, 12/15/09                                        Ba3               2,874
        325   Delta Air Lines, Inc., Notes,
                 10.375%, 2/01/11                                       Ba3                 296

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
$     1,450   Northwest Airlines, Inc. Notes,
                 8.875%, 06/01/06                                       B2            $   1,197
                                                                                      ---------
                                                                                          7,657
                                                                                      ---------
PRINTING AND PUBLISHING -- 6.03%
      5,000   Belo Corp., Senior Notes,
                 8%, 11/01/08                                           Baa3              5,071
      2,000   Boise Cascade Corporation,
                 Debentures, 9.45%, 11/01/09                            Baa3              2,165
      4,000   Quebecor Media Inc., Senior
                 Notes, 11.125%, 07/15/11                               B2                4,260
      2,000   Sun Media Corporation, Senior
                 Subordinated Notes,
                 9.50%, 02/15/07                                        B2                2,050
      6,255   World Color Press, Inc., Senior
                 Subordinated Notes,
                 8.375%, 11/15/08                                       Baa2              6,388
                                                                                      ---------
                                                                                         19,934
                                                                                      ---------
RETAIL STORES -- 0.48%
        590   CSK Auto, Inc., Senior Notes,
                 12%, 6/15/06 (g)                                       B2                  596
      1,000   J.C. Penney Company, Inc.,
                 Notes, 7.60%, 04/01/07                                 Ba2                 980
                                                                                      ---------
                                                                                          1,576
                                                                                      ---------
TELECOMMUNICATIONS -- 6.33%
      2,000   AT&T Wireless Services, Inc.,
                 Senior Notes, 7.875%, 03/01/11                         Baa2              2,131
      2,000   Citizens Communications Company,
                 Notes, 9.25%, 05/15/11                                 Baa2              2,220
      1,000   Emmis Communications Corp.,
                 Senior Subordinated Notes,
                 8.125%, 3/15/09                                        B2                  960
      3,000   FLAG Limited, Senior Notes,
                 8.25%, 01/30/08                                        Ba3               2,100
      2,500   FLAG Telecom Holdings Limited,
                 Senior Notes, 11.625%, 03/30/10                        B2                1,050
      2,500   Global Crossing Holdings Ltd.,
                 Senior Notes, 9.125%, 11/15/06                         Ca                  325
        440   Level 3 Communications, Inc.,
                 Senior Notes, 9.125%, 05/01/08                         Caa1                212
      1,000   Lucent Technologies, Inc., Notes,
                 5.50%, 11/15/08                                        Ba3                 760
        755   Lucent Technologies, Inc., Notes,
                 7.25%, 7/15/06                                         Ba3                 649
$     2,485   McLeodUSA Incorporated, Senior
                 Notes, 9.25%, 07/15/07                                 Ca            $     547
      1,500   McLeodUSA Incorporated, Senior
                 Notes, 11.375%, 01/01/09                               Ca                  345
      2,000   Nortel Networks, Ltd., Notes,
                 6.125%, 2/15/06                                        Baa2              1,590
      1,000   Rogers Cantel Inc., Senior Secured
                 Notes, 8.30%, 10/01/07                                 Baa3                990
      2,000   Rogers Wireless Inc., Senior
                 Secured Notes,
                 9.625%, 05/01/11                                       Baa3              2,070
      3,000   Telewest Communications plc,
                 Senior Notes, 9.875%, 02/01/10                         B2                2,040
      2,000   Telewest Communications plc,
                 Senior Notes, 11.25%, 11/01/08                         B2                1,495
      3,000   Williams Communications Group, Inc.,
                 Senior Notes, 10.875%, 10/01/09                        Caa1              1,230
        500   Williams Communications Group, Inc.,
                 Senior Notes, 11.875%, 08/01/10                        Caa1                205
                                                                                      ---------
                                                                                         20,919
                                                                                      ---------
UTILITIES -- 7.47%
      4,000   Avista Corporation, Senior Notes,
                 9.75%, 06/01/08                                        Ba1               4,120
      1,000   Calpine Canada Energy Finance,
                 Guaranteed Senior Notes,
                 8.50%, 5/01/08                                         Ba1                 905
      3,500   Calpine Corporation, Senior Notes,
                 8.625% 08/15/10                                        Ba1               3,115
      4,500   Calpine Corporation, Senior Notes,
                 8.75%, 07/15/07                                        Ba1               4,005
      1,000   CMS Energy Corporation, Senior
                 Notes, 7.50%, 01/15/09                                 Ba3                 950
      4,000   CMS Energy Corporation, Senior
                 Notes, 7.625%, 11/15/04                                Ba3               3,960
      2,500   CMS Energy Corporation, Senior
                 Notes, 9.875%, 10/15/07                                Ba3               2,637
      2,500   TNP Enterprises, Inc., Senior
                 Subordinated Notes, 10.25%,
                 04/01/10                                               Ba3               2,700
      2,500   Western Resources, Inc., Senior
                 Notes, 7.125%, 8/01/09                                 Ba2               2,300
                                                                                      ---------
                                                                                         24,692
                                                                                      ---------
               TOTAL CORPORATE DEBT SECURITIES
                 (Total cost of $331,054)                                               306,756
                                                                                      ---------

                     The accompanying notes are an integral
                       part of these financial statements.

                                                                    MOODY'S
PRINCIPAL                                                            RATING             VALUE
AMOUNT/UNITS                                                       (UNAUDITED)       (NOTE 1(a))
------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.09% (d)

BANKING -- 0.00%
     57,935   WestFed Holdings, Inc.,
                 Cumulative, Series A, Preferred
                 Stock, 15.50% (a)(c)(f)                                (e)           $      --
                                                                                      ---------
Personal, Food and Miscellaneous Services -- 0.09%
        125   SF Holdings Group, Inc.,
                 Exchangeable Preferred Stock,
                 13.75% (f)                                             (e)                 131
        152   SF Holdings, Group, Inc.,
                 Exchangeable Preferred Stock,
                 13.75% (f)(g)                                          (e)                 160
                                                                                      ---------
                                                                                            291
                                                                                      ---------
               TOTAL PREFERRED STOCK
                 (Total cost of $6,292)                                                     291
                                                                                      ---------

COMMON STOCK and WARRANTS -- 0% (d)

        306   SF Holdings Group, Inc., Class C,
                 Common Stock (c)(f)(g)                                                      --
     27,474   WestFed Holdings, Inc., Series B,
                 Common Stock (a)(c)(f)                                                      --
                                                                                      ---------
               TOTAL COMMON STOCK AND
               WARRANTS
                 (Total cost of $2)                                                          --
                                                                                      ---------


PRINCIPAL                                                                               VALUE
 AMOUNT                                                                              (NOTE 1(a))
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.28% (d)

    $14,139   Paribas Corporation, Repurchase
                 Agreement, 1.67%, 01/02/02,
                 (Collateral U.S. Treasury Bills,
                 01/10/02, $14,429 principal)                                         $  14,139
                                                                                      ---------
               TOTAL SHORT-TERM INVESTMENTS
                 (Total cost of $14,139)                                                 14,139
                                                                                      ---------
               TOTAL INVESTMENTS
                 (Total cost of $351,487)                                             $ 321,186
                                                                                      =========

(a) Denotes issuer is in bankruptcy proceedings.

(b) Non-income producing security which is on nonaccrual and/or has defaulted on interest payments.

(c) Security is valued at fair value using methods determined by the Board of Directors. The total value of these securities at December 31, 2001 was $0.

(d) Percentages indicated are based on total assets of $330,416.

(e) Not rated.

(f) Non-income producing.

(g) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. See Note 1(a) of the Notes to Financial Statements for vaulation policy. Total market value of Rule 144A securities amounted to $23,647 or 7.16% of total assets as of December 31, 2001.


                     The accompanying notes are an integral
                       part of these financial statements.

BALANCE SHEET
DECEMBER 31, 2001
ASSETS: (Dollars in thousands, except per share amounts)
INVESTMENTS IN SECURITIES, at value (Identified
   cost of $351,487 see Schedule of Investments
   and Notes 1 and 2)                                                  $ 321,186
INTEREST RATE SWAP, at fair value (Note 6)                                 1,522
RECEIVABLES:
   Investment securities Sold                                                  1
   Interest and dividends                                                  7,679
PREPAID EXPENSES                                                              28
                                                                       ---------
      Total assets                                                     $ 330,416
                                                                       ---------
LIABILITIES:
PAYABLES:
   Dividend payable on common stock                                    $   1,637
   Dividend payable on preferred stock                                        86
ACCRUED EXPENSES (Note 3)                                                    462
                                                                       ---------
      Total liabilities                                                $   2,185
                                                                       ---------
AUCTION TERM PREFERRED STOCK:
   $1.00 par value, 1,000,000 shares authorized,
      6,000 shares issued and outstanding,
      liquidation preference of $25,000 per share
      (Notes 4 and 5)                                                  $ 150,000
                                                                       ---------
NET ASSETS APPLICABLE TO COMMON STOCK:
COMMON STOCK:
   $0.01 par value, 200,000,000 shares authorized,
      68,333,109 shares issued and outstanding                         $     683
CAPITAL IN EXCESS OF PAR VALUE                                           340,012
UNDISTRIBUTED NET INVESTMENT INCOME
   (Note 2)                                                                  317
ACCUMULATED NET REALIZED LOSS FROM
   SECURITIES TRANSACTIONS (Note 2)                                     (134,002)
NET UNREALIZED DEPRECIATION ON
   INVESTMENTS AND INTEREST RATE SWAPS                                   (28,779)
                                                                       ---------
   Net assets applicable to common stock
      (Equivalent to $2.61 per share, based on
      68,333,109 shares outstanding)                                   $ 178,231
                                                                       ---------
TOTAL NET ASSETS APPLICABLE TO COMMON
      AND PREFERRED STOCK                                              $ 328,231
                                                                       =========


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2001
INVESTMENT INCOME: (Note 1) (Dollars in thousands, except per share amounts)
   Interest income                                                     $  34,804
   Other income                                                              136
                                                                       ---------
      Total investment income                                          $  34,940
                                                                       ---------
EXPENSES:
Cost of leverage:
   Preferred and auction fees                                          $     335
                                                                       ---------
      Total cost of leverage                                           $     335
                                                                       ---------
Professional services expenses:
   Management fees (Note 3)                                            $     874
   Custodian and transfer agent fees                                         247
   Legal fees                                                                162
   Audit fees                                                                 86
                                                                       ---------
      Total professional services expenses                             $   1,369
                                                                       ---------
Administrative expenses:
   General administrative fees                                         $     412
   Directors' fees                                                           223
   NYSE fees                                                                  57
   Miscellaneous expenses                                                     53
   Shareholder meeting expenses                                               32
                                                                       ---------
      Total administrative expenses                                    $     777
                                                                       ---------
      Total expenses                                                   $   2,481
                                                                       ---------
      Net investment income                                            $  32,459
                                                                       ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENT ACTIVITIES:
   Realized loss on investments                                        $ (60,273)
   Realized loss on interest rate
      swap agreements                                                     (7,649)
                                                                       ---------
Total realized loss on investments and interest
      rate swap agreements                                             $ (67,922)
                                                                       ---------
Change in net unrealized depreciation
      on investments                                                   $  49,291
   Change in unrealized appreciation (depreciation)
      on interest rate swap agreements                                     1,846
                                                                       ---------
      Total change in net unrealized depreciation
         on investments and interest rate swaps                        $  51,137
                                                                       ---------
      Net loss on investments                                          $ (16,785)
                                                                       ---------
      Net increase in net assets resulting from operations             $  15,674
                                                                       ---------

COST OF PREFERRED LEVERAGE:
   Distributions to preferred stockholders                             $  (6,652)
   Net swap settlement disbursements (Note 6)                             (1,327)
                                                                       ---------
      Total cost of preferred leverage                                 $  (7,979)
                                                                       ---------
   Net increase in net assets resulting from operations
      less cost of preferred leverage                                  $   7,695
                                                                       =========

                     The accompanying notes are an integral
                       part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                                                    2001                   2000
                                                                                                 ---------              ---------
FROM OPERATIONS: (Dollars in thousands, except per share amounts)
    Net investment income                                                                        $  32,459              $  40,355
    Realized loss on investments, net                                                              (67,922)               (23,631)
    Change in net unrealized depreciation on investments and other
       financial instruments                                                                        51,137                (43,718)
                                                                                                 ---------              ---------
       Net increase (decrease) in net assets resulting from operations                           $  15,674              $ (26,994)
                                                                                                 ---------              ---------
FROM FUND SHARE TRANSACTIONS:
    Net asset value of 1,064,683 shares and 367,877 shares issued to common
       stockholders for reinvestment of dividends in 2001 and 2000, respectively                 $   3,043              $   1,247
    Repurchase of Auction Term Preferred Stock (400 and 2,000 shares in 2001
       and 2000, respectively) (Note 4)                                                            (10,000)               (50,000)
                                                                                                 ---------              ---------
       Decrease in net assets resulting from fund share transactions                             $  (6,957)             $ (48,753)
                                                                                                 ---------              ---------
DISTRIBUTIONS TO STOCKHOLDERS:
    Preferred dividends ($1,057 and $1,614 per preferred share in 2001 and 2000,
       respectively)                                                                             $  (6,652)             $ (12,764)
    Net swap settlement receipts (disbursements)                                                    (1,327)                   708
    Common Dividends:
       From net investment income ($.36 and $.43 per share in 2001 and 2000,
            respectively)                                                                          (24,435)               (28,484)
                                                                                                 ---------              ---------
          Decrease in net assets resulting from distributions to stockholders                    $ (32,414)             $ (40,540)
                                                                                                 ---------              ---------
Total net decrease in net assets                                                                 $ (23,697)             $(116,287)
                                                                                                 ---------              ---------
NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK:
    Beginning of period                                                                          $ 351,928              $ 468,215
                                                                                                 ---------              ---------
    End of period (Including $317 and $479 of undistributed net investment
       income at December 31, 2001 and December 31, 2000, respectively)                          $ 328,231              $ 351,928
                                                                                                 =========              =========




                     The accompanying notes are an integral
                      part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                        2001 (c)       2000        1999        1998 (c)      1997 (c)      1996
                                                        --------      ------      -------      --------      --------     ------
NET ASSET VALUE:
    Beginning of period                                  $ 2.85       $ 3.86      $  4.16       $  5.03      $  4.94      $ 4.71
                                                         ------       ------      -------       -------      -------      ------
NET INVESTMENT INCOME                                       .48          .60          .66           .71#         .70#        .69
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS AND
    OTHER FINANCIAL INSTRUMENTS                            (.24)       (1.00)        (.30)         (.81)#        .25#        .22
                                                         ------       ------      -------       -------      -------      ------
        TOTAL FROM INVESTMENT OPERATIONS                    .24         (.40)         .36          (.10)         .95         .91
                                                         ------       ------      -------       -------      -------      ------
DISTRIBUTIONS:
    Dividends from net investment income:
        To preferred stockholders (including
          net swap settlement receipts/payments)           (.12)        (.18)        (.18)         (.17)        (.16)       (.16)
        To common stockholders                             (.36)        (.43)        (.48)         (.54)        (.53)       (.52)
    Dividends in excess of net investment income:
        To common stockholders                               --           --           --            --         (.01)         --
                                                         ------       ------      -------       -------      -------      ------
        TOTAL DISTRIBUTIONS                                (.48)        (.61)        (.66)         (.71)        (.70)       (.68)
                                                         ------       ------      -------       -------      -------      ------
Effect of rights offering and related expenses;
    and Auction Term Preferred Stock offering
    costs and sales load                                     --           --           --          (.06)        (.16)         --
                                                         ------       ------      -------       -------      -------      ------
NET ASSET VALUE:
    End of period                                        $ 2.61       $ 2.85      $  3.86       $  4.16       $ 5.03      $ 4.94
                                                         ======       ======      =======       =======      =======      ======
PER SHARE MARKET VALUE:
    End of period                                        $ 2.64       $ 2.63      $  3.13       $  4.25       $ 5.63      $ 5.13
                                                         ======       ======      =======       =======      =======      ======
TOTAL INVESTMENT RETURN+                                  13.97%       (3.84)%     (16.92)%      (15.15)%      21.97%      19.89%
                                                         ======       ======      =======       =======      =======      ======



                     The accompanying notes are an integral
                       part of these financial statements.

                                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                        2001 (c)        2000        1999       1998 (b)      1997 (b)       1996
                                                        --------      --------    --------     --------      --------     --------
NET ASSETS, END OF PERIOD, APPLICABLE
    TO COMMON STOCK (a)                                 $178,231      $191,928    $258,215     $273,518      $243,625     $176,408
                                                        ========      ========    ========     ========      ========     ========
NET ASSETS, END OF PERIOD, APPLICABLE
    TO PREFERRED STOCK (a)                              $150,000      $160,000    $210,000     $210,000      $150,000     $100,000
                                                        ========      ========    ========     ========      ========     ========
TOTAL NET ASSETS APPLICABLE
    TO COMMON AND PREFERRED STOCK,
    END OF PERIOD (a)                                   $328,231      $351,928    $468,215     $483,518      $393,625     $276,408
                                                        ========      ========    ========     ========      ========     ========
EXPENSE RATIOS:

    Ratio of preferred and other debt
        expenses to average net assets*                      .17%          .19%        .18%         .14%          .13%         .16%
    Ratio of operating expenses to average
        net assets*                                         1.11%          .99%        .89%         .82%          .92%        1.16%
                                                        --------      --------    --------     --------      --------     --------
RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS*                                             1.28%         1.18%       1.07%         .96%         1.05%        1.32%
                                                        ========      ========    ========     ========      ========     ========
RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS*                                    16.70%        17.46%      16.36%       15.22%        13.86%       14.36%
RATIO OF TOTAL EXPENSES TO AVERAGE
    NET ASSETS APPLICABLE TO COMMON
    AND PREFERRED STOCK                                      .71%          .64%        .60%         .58%          .66%         .83%
RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS APPLICABLE TO
    COMMON AND PREFERRED STOCK                              9.23%         9.41%       9.16%        9.26%         8.75%        9.05%

PORTFOLIO TURNOVER RATE                                    38.89%        45.58%      66.74%      124.67%       108.84%       53.45%

(a) Dollars in thousands.

(b) The Fund issued Series C ATP on May 6, 1997 and Series D ATP on May 20, 1998. The per share data and ratios for the years ended December 31, 1997 and 1998 reflect these transactions.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities. This had no effect on net investment income per share and a $.01 increase to net realized and unrealized loss per share for the year ended December 31, 2001. The effect of this change did increase the ratio of net investment income to average net assets from 16.29% to 16.70%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

  * Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders. Total expenses for the year ended December 31, 2001 were $2,481 versus total expenses of $2,738 for the year ended December 31, 2000.

  # Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's March 1997 and March 1998 rights offerings.

  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.


                     The accompanying notes are an integral
                       part of these financial statements.

INFORMATION REGARDING
SENIOR SECURITIES

                                                                              AS OF DECEMBER 31,
                                                2001           2000           1999           1998           1997           1996
                                            ------------   ------------   ------------   ------------   ------------   ------------
TOTAL AMOUNT OUTSTANDING:
    Preferred Stock                         $150,000,000   $160,000,000   $210,000,000   $210,000,000   $150,000,000   $100,000,000

ASSET COVERAGE:
    Per Preferred Stock Share (1)           $     54,705   $     54,989   $     55,740   $     57,562   $     65,604   $     69,102

INVOLUNTARY LIQUIDATION PREFERENCE:
    Preferred Stock Share (2)               $     25,000   $     25,000   $     25,000   $     25,000   $     25,000   $     25,000

APPROXIMATE MARKET VALUE:
    Per Preferred Stock Share (2)           $     25,000   $     25,000   $     25,000   $     25,000   $     25,000   $     25,000

(1) Calculated by subtracting the Fund's total liabilities (not including the Preferred Stock) from the Fund's total assets and dividing such amount by the number of Preferred Shares outstanding.

(2) Plus accumulated and unpaid dividends.







                     The accompanying notes are an integral
                      part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

(1) SIGNIFICANT ACCOUNTING AND OTHER POLICIES

    The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

    The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

    See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    (a) VALUATION OF INVESTMENTS--Investments for which market quotations are readily available are stated at market value, which is determined by using the most recently quoted bid price provided by an independent pricing service or principal market maker. Independent pricing services provide market quotations based primarily on quotations from dealers and brokers, market transactions, accessing data from quotations services, offering sheets obtained from dealers and various relationships between securities. Short-term investments having maturities of 60 days or less are stated at amortized cost, which approximates market value. Following procedures approved by the Board of Directors, investments for which market quotations are not readily available (primarily fixed-income corporate bonds and notes) are stated at fair value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, with a cost of approximately $7,515,000 and a value of $0, are valued in good faith at fair market value using methods determined by the Board of Directors.

    (b) INTEREST AND DIVIDEND INCOME--Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. All income on original issue discount and step interest bonds is accrued based on the effective interest method for both financial reporting and tax reporting purposes as required by federal income tax regulations. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, released in December, 2000 and began amortizing discount and premium on debt securities. Prior to January 1, 2001, the Fund did not amortize discount or premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in approximately $394,000 increase in cost of securities and undistributed net investment income and a corresponding $394,000 increase in net unrealized depreciation. This amount is calculated from the purchase date of a security through December 31, 2000 for all securities held by the Fund at December 31, 2000. The effect of this change for the twelve months ended December 31, 2001, was to increase net investment income by approximately $785,000, increase net realized loss by approximately $773,000 and increase change in net unrealized depreciation by approximately $12,000. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

    (c) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(2) TAX MATTERS AND DISTRIBUTIONS

    At December 31, 2001, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $351,081,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $10,169,000. Aggregate unrealized loss on securities in which there was an excess of tax cost over value was approximately $40,064,000. Net unrealized loss on investments for tax purposes at December 31, 2001 was approximately $29,895,000.

    At December 31, 2001, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

      CARRYOVER AVAILABLE                        EXPIRATION DATE
    -----------------------                     -----------------
         $    2,227,000                         December 31, 2002
             35,581,000                         December 31, 2007
             21,821,000                         December 31, 2008
             67,042,000                         December 31, 2009
            -----------
           $126,671,000
            ===========

    To the extent that capital loss carryovers are used to offset realized capital gains, it is unlikely that gains so offset will be distributed to shareholders.

    The tax character of distributions paid to common and preferred shareholders of approximately $31,305,000 and $43,091,000 in 2001 and 2000, respectively were from ordinary income.

    As of December 31, 2001, the components of distributable earnings on a tax basis were approximately:

Undistributed Net Investment Income                     $   2,154,000
Undistributed Long-Term Gain                                       --
Unrealized Gain (Loss)                                  $ (28,373,000)
Capital Losses Carry Forward
   and Post October Losses Deferred                     $(133,528,000)

    Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

    As noted above, the Fund was required to amortize market discounts and premiums for financial reporting purposes beginning January 1, 2001. This new accounting policy resulted in additional interest income for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional interest income for financial reporting purposes does not result in additional common stock dividend income.

    In accordance with AICPA Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of December 31, 2001, the Fund has reclassified approximately $308,000 primarily related to amortization of market discounts on corporate bonds from accumulated net realized loss from securities transactions to undistributed net investment income. The Fund has also reclassified approximately $406,000 to capital in excess of par value consisting of approximately $503,000 from accumulated net realized loss and approximately $909,000 from undistributed net investment income to reflect the permanent differences resulting from the tax accounting for interest rate swap agreements entered into by the Fund. The difference between earnings for financial statement purposes and earnings for tax purposes is primarily due to the tax treatment of the amortization of market discounts on corporate bonds.

(3) INVESTMENT ADVISORY AGREEMENT

    Wellington Management Company, LLP, the Fund's Investment Advisor, earned approximately $874,000 in management fees during the year ended December 31, 2001. Management fees paid by the Fund to Wellington Management are calculated at .45 of 1% (on an annual basis) of the average weekly value of the Fund's net assets attributable to common stock ($178.2 million at December 31, 2001). At December 31, 2001, the fee payable to the Investment Advisor was approximately $69,000, which was included in accrued expenses on the accompanying balance sheet.

(4) AUCTION TERM PREFERRED STOCK (ATP)

    The Fund had 6,000 shares of ATP issued and outstanding at December 31, 2001. The ATP's dividends are cumulative at a rate determined at an auction, and dividend periods will typically be 28 days unless notice is given for periods to be longer or shorter than 28 days. Dividend rates ranged from 2.10% to 6.95% for the year ended December 31, 2001. The average dividend rate as of December 31, 2001 was 2.18%.

    The ATP is redeemable, at the option of the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ATP has a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ATP under the Fund's Charter and the 1940 Act in order to maintain the Fund's Aaa/AAA ratings by Moody's Investors Service, Inc. and Fitch, Inc., respectively.

(5) ATP AUCTION-RELATED MATTERS

    Bankers Trust Company (BTC) serves as the ATP's auction agent pursuant to an agreement entered into on January 4, 1994. The term of the agreement is unlimited and may be terminated by either party. BTC may resign upon notice to the Fund, such resignation to be effective on the earlier of the 90th day after the delivery of such notice and the date on which a successor auction agent is appointed by the Fund. The Fund may also replace BTC as auction agent at any time.

    After each auction, BTC as auction agent will pay to each broker-dealer, from funds provided by the Fund, a maximum service charge at the annual rate of .25 of 1% or such other percentage subsequently agreed to by the Fund and the broker-dealers, of the purchase price of shares placed by such broker-dealers at such auction. In the event an auction scheduled to occur on an auction date fails to occur for any reason, the broker-dealers will be entitled to service charges as if the auction had occurred and all holders of shares placed by them had submitted valid hold orders. The Fund incurred approximately $335,000 for service charges through December 31, 2001. This amount is included under the caption preferred and auction fees in the accompanying statement of operations.

(6) INTEREST RATE SWAPS

    The Fund entered into an interest payment swap arrangement with Fleet Bank (Fleet) for the purpose of partially hedging its dividend payment obligations with respect to the ATP. Pursuant to the Swap Arrangement the Fund makes payments to Fleet on a monthly basis at a fixed annual rate. In exchange for such payment Fleet makes payments to the Fund on a monthly basis at a variable rate determined with reference to one month LIBOR. The variable rates ranged from 2.14% to 2.64% for the year ended December 31, 2001. The effective date, notional amount, maturity and fixed rate of the swap is as follows:

                     NOTIONAL                         FIXED
   EFFECTIVE         CONTRACT                        ANNUAL
     DATE             AMOUNT          MATURITY        RATE
    10/1/01        $105 million       10/1/06         4.50%

    Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. In the event of nonperformance by the counterparty, the Fund's dividend payment obligation with respect to the ATP would no longer be partially hedged. Therefore, the ATP dividend would no longer be partially fixed. In an unfavorable interest rate environment, the Fund would be subject to higher net ATP dividend payments, resulting in less income available for the common share dividend. The Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

    The Fund accounts for interest rate swaps in accordance with the Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2001, the Fund's obligations under the swap agreements were more than the amount received from Fleet by approximately $1,327,000 and is included in the accompanying statement of operations.

    In connection with the termination of certain interest rate swap agreements during the year, the Fund also paid approximately $7,649,000 to Fleet. These payments are reflected on the accompanying statement of operations as a realized loss on interest rate swap agreements.

    The estimated fair value of the interest rate swap agreement at December 31, 2001 amounted to approximately $1,522,000 unrealized gain and is presented in the accompanying balance sheet.

(7) REPURCHASE AGREEMENTS

    At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of repurchase agreements exceeding one day, the value of the underlying security, including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement.

    The underlying securities for all repurchase agreements are held in safekeeping in an investment account of State Street Bank and Trust Company
(SSBT), the Fund's custodian, at the Federal Reserve Bank of Boston. In the case of repurchase agreements exceeding one day, SSBT's Money Market Department monitors the market value of the underlying securities by pricing them daily, and in the event any individual repurchase agreement is not fully collateralized, SSBT advises the Fund and additional collateral is obtained.

(8) PURCHASES AND SALES OF SECURITIES

    Purchases and proceeds of sales or maturities of long-term securities during the year ended December 31, 2001 were approximately:

Purchases of securities                         $126,638,000
Sales of securities                             $132,662,000

(9) RELATED PARTY TRANSACTIONS

    A partner of Goodwin Procter LLP, counsel to the Fund, serves as a Director of the Fund. Fees earned by Goodwin Procter LLP amounted to approximately $106,000 for the year ended December 31, 2001. The Fund paid approximately $275,000 during the year ended December 31, 2001 to two officers of the Fund for the provision of certain administrative services.





COMMON AND AUCTION TERM PREFERRED STOCK TRANSACTIONS

From time to time in the future, the Fund may effect redemptions and/or repurchases of its ATP as provided in the applicable constituent instruments or as agreed upon by the Fund and sellers. The Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are in the best interest of its stockholders. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of The New America High Income Fund,
Inc.:

    We have audited the accompanying balance sheet, including the schedule of investments, of The New America High Income Fund, Inc. (the Fund) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights and information regarding senior securities for the periods presented. These financial statements, financial highlights and information regarding senior securities are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements, financial highlights and information regarding senior securities based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and information regarding senior securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements, financial highlights and information regarding senior securities referred to above present fairly, in all material respects, the financial position of The New America High Income Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights and information regarding senior securities for the periods presented, in conformity with accounting principles generally accepted in the United States.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 1, 2002

DIRECTORS
Robert F. Birch
Joseph L. Bower
Richard E. Floor
Bernard J. Korman
Ernest E. Monrad

DIRECTOR EMERITUS
Franco Modigliani

OFFICERS
Robert F. Birch - President
Ellen E. Terry - Vice President, Treasurer
Richard E. Floor - Secretary

INVESTMENT ADVISOR
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

ADMINISTRATOR
The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
(617) 328-5000 ext. 6406
(800) 426-5523

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS

INDEPENDENT DIRECTORS

         (1)                  (2)              (3)                      (4)                    (5)                 (6)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                    PRINCIPAL                IN FUND              OTHER
         NAME,           POSITION(S)    TERM OF OFFICE(2)         OCCUPATION(S)             COMPLEX(3)         DIRECTORSHIPS
    ADDRESS(1), AND       HELD WITH       AND LENGTH OF               DURING                 OVERSEEN            HELD BY
     DATE OF BIRTH           FUND          TIME SERVED             PAST 5 YEARS             BY DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
    Joseph L. Bower        Director          Director       Professor, Harvard Business           1         Director of Anika
    DOB: 09/21/38                           since 1988      School since 1963 - as                          Therapeutics, Inc.,
                                                            Donald K. David Professor                       Sonesta International
                                                            of Business Administration                      Hotels Corporation,
                                                            since 1986, Senior                              Loews, Corporation
                                                            Associate Dean, Chair of the                    (a conglomerate),
                                                            Doctoral Programs, Chair of                     and Brown Shoe
                                                            the General Management                          Company, Inc.,
                                                            Area, and currently, Chair                      Independent
                                                            of the General Manager                          General Partner of
                                                            Program; member and                             ML-Lee
                                                            research fellow at the                          Acquisition Funds,
                                                            Institute of Politics since                     L.P., and Trustee of
                                                            1966; faculty member of the                     TH Lee-Putnam
                                                            John F. Kennedy School of                       Emerging
                                                            Government since 1969.                          Opportunities
                                                                                                            Portfolio.

    Bernard J. Korman      Director          Director       Chairman of the Board of              1         Director of
    DOB: 10/13/31                           since 1987      Directors of Philadelphia                       Kramont Realty
                                                            Health Care Trust.                              Trust, Omega
                                                                                                            Healthcare
                                                                                                            Investors, Inc. (real
                                                                                                            estate investment
                                                                                                            trust), Omega
                                                                                                            Worldwide, Inc.
                                                                                                            (real estate
                                                                                                            company), The
                                                                                                            Pep Boys, Inc.
                                                                                                            (automotive
                                                                                                            supplies) and
                                                                                                            Nutramax
                                                                                                            Products, Inc. (a
                                                                                                            consumer healthcare
                                                                                                            products company).


(1) The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.
(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.
(3) The New America High Income Fund, Inc. is not part of any fund complex.

         (1)                  (2)              (3)                      (4)                    (5)                 (6)

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS
                                                                    PRINCIPAL                IN FUND              OTHER
         NAME,           POSITION(S)    TERM OF OFFICE(2)         OCCUPATION(S)             COMPLEX(3)         DIRECTORSHIPS
    ADDRESS(1), AND       HELD WITH       AND LENGTH OF               DURING                 OVERSEEN            HELD BY
     DATE OF BIRTH           FUND          TIME SERVED             PAST 5 YEARS             BY DIRECTOR          DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
    Ernest E. Monrad       Director          Director       Trustee since 1960 and               1
    DOB: 5/30/30                            since 1988      Chairman of the Trustees
                                                            from 1969 to May 2001 of
                                                            Northeast Investors Trust;
                                                            Chairman, Assistant
                                                            Treasurer and a Director
                                                            since 1981 of Northeast
                                                            Investors Growth Fund;
                                                            Director of Northeast
                                                            Investment Management, Inc.,
                                                            Northeast Management &
                                                            Research Co., Inc.; Trustee
                                                            Century Shares Trust and
                                                            Century Small Cap Select
                                                            2000


INTERESTED DIRECTORS AND OFFICERS
    Robert F. Birch(4)   Director and        Director       Private Investor and                 1          Director of
    DOB: 3/12/36           President        since 1992      Consultant                                      Hyperion Total
                                                                                                            Return Fund, Inc.,
                                                                                                            Hyperion 2002 Term
                                                                                                            Trust Inc.,Hyperion
                                                                                                            2005 Investment
                                                                                                            Grade Opportunity
                                                                                                            Term Trust, Inc. and
                                                                                                            the Brandywine
                                                                                                            Funds (3 funds)

    Richard E. Floor(5)  Director and        Director       Partner through his                  1          Director of
    DOB: 8/3/40           Secretary         since 1987      professional corporation with                   Affiliated Managers
                                                            the law firm of                                 Group, Inc.
                                                            Goodwin Procter LLP,
                                                            Boston, Massachusetts

(1) The address for each Director is c/o The New America High Income Fund, Inc., 33 Broad Street, Boston, MA 02109.

(2) Each Director serves as such until the next annual meeting of the Fund's stockholders and until the Director's successor shall have been duly elected and qualified.

(3) The New America High Income Fund, Inc. is not part of any fund complex.

(4) As the Fund's President, Mr. Birch is an interested person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

(5) Mr. Floor is an interested person of the Fund within the meaning of the 1940 Act because, through his professional corporation, Mr. Floor is a partner of Goodwin Procter LLP, counsel to the Fund.

    Ellen E. Terry (D.O.B. 4/9/59), Vice President and Treasurer of the Fund since February 18, 1992, is the only executive officer of the Fund not named in the above table of interested Directors. Ms. Terry served as Acting President and Treasurer of the Fund from October 1991 through February 18, 1992, and as Vice President of the Fund prior to such time. Ms. Terry's address is: c/o The New America High Income Fund, 33 Broad Street, Boston, MA 02109. A Fund officer holds office until the officer's successor is duly elected and qualified, until the officer's death or until the officer resigns or has been removed.

State Street Bank and Trust Company
P.O. Box 43011
Providence, RI 02940-3011

                                     THE NEW
                                     AMERICA
                                   HIGH INCOME
                                   FUND, INC.





[LOGO]NEW AMERICA
      HIGH                              ANNUAL
      INCOME                            REPORT
      FUND                              DECEMBER 31, 2001






NEHCM-AR-02